                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                             ---------------------


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               January 17, 1997


                       Commission File Number   0-22906
                                               ---------


                         ABC RAIL PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                                      36-3498749
  (State or other jurisdiction                          (IRS Employer
          of incorporation)                           Identification Number)



                           200 SOUTH MICHIGAN AVENUE
                                   SUITE 1300
                           CHICAGO, ILLINOIS  60604
                                (312) 322-0360
         (Address and telephone number of principal executive offices)
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ITEM 5.   OTHER EVENTS.

          ABC Rail Products Corporation (the "Company") is filing herewith certain exhibits that relate to the Company's Registration Statement on Form S-3, filed with the Securities and Exchange Commission on November 15, 1996 (Registration No. 333-16241).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     4.1 Form of First Supplemental Indenture to the Indenture dated January __, 1997 between the Company and First Trust National Association, as Trustee.

     4.2 Form of Officer's Certificate pursuant to Section 301 of the Indenture dated January ___, 1997 between the Company and First Trust National Association, as Trustee.

                                       2
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                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              ABC RAIL PRODUCTS CORPORATION


                              By /s/ D. Chisholm MacDonald
                                 -----------------------------------------------
                                 D. Chisholm MacDonald
                                 Senior Vice President, Chief Financial Officer and Director (Principal Financial and Accounting Officer)

Date:  January 17, 1997
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                                 EXHIBIT INDEX
                                 -------------



EXHIBIT                                                      SEQUENTIAL
NUMBER                   DOCUMENT DESCRIPTION                PAGE NUMBER
---------                ---------------------               -----------

   4.1     Form of First Supplemental Indenture to
           the Indenture dated January __, 1997
           between the Company and First Trust
           National Association, as Trustee.

   4.2     Form of Officer's Certificate pursuant to
           Section 301 of the Indenture dated January    ,
           1997 between the Company and First Trust
           National Association, as Trustee.
